UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
June 27, 2011
Date of Report (date of earliest event reported)

HANMI FINANCIAL CORPORATION
(exact names of registrant as specified in its charter)

Delaware	Commission File Number	95-4788120
(state or other jurisdiction of	000-30421	(I.R.S. Employer Identification Number)
incorporation or organization)

3660 Wilshire Boulevard, Ph-A
Los Angeles, California 90010
(Address of principal executive offices, including zip code)
(213) 382-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 27, 2011, Hanmi Financial Corporation (the “Company”) entered into a Common Stock Purchase Agreement (the “Agreement”) with Woori Investment & Securities (“Woori”) pursuant to which Woori agreed to purchase in a private placement transaction that number of shares equal to 4.9 percent of the Company’s outstanding common stock immediately after the closing of the Company’s previously announced public offering, subject to adjustment in certain circumstances, at a price per share equal to the public offering price.
     The private placement is contingent upon the closing of the Company’s public offering. The announcement of the public offering was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2011.
     The Company made certain customary representations and warranties to Woori in the Agreement concerning the Company, its business and the shares of common stock to be issued in the private placement. In addition, the parties agreed to enter into a registration rights agreement containing customary terms and provisions for the resale registration of the shares to be sold to Woori. The registration rights agreement will provide (i) a covenant by the Company to file the resale registration statement within 45 calendar days following the receipt by the Company of a notice from Woori exercising its registration right in the case of any registration eligible to be made on Form S-3 or comparable form, or within 60 calendar days following the receipt of such notice by the Company in the case of any registration made on Form S-1 or comparable form; and (ii) a covenant by the Company to use its commercially reasonable efforts to cause the registration statement to be declared effective by the SEC as soon as practicable. The foregoing description of the Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
     To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Form 8-K regarding the private placement transaction between the Company and Woori is incorporated by reference in this Item 3.02. The private placement transaction has been conducted in reliance upon the exemption from registration provided for by Section 4(2) of the Securities Act of 1933, as amended.
Item 8.01. Other Events.
     On June 27, 2011, the Company issued a press release announcing the private placement transaction with Woori. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
10.1	Common Stock Purchase Agreement, dated June 27, 2011, by and between Hanmi Financial Corporation and Woori Investment & Securities.

99.1	Press release dated June 27, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
June 27, 2011	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

INDEX TO EXHIBITS

Number	Description

10.1	Common Stock Purchase Agreement, dated June 27, 2011, by and between Hanmi Financial Corporation and Woori Investment & Securities.

99.1	Press release dated June 27, 2011

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